UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 25, 2013

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT

(Address of principal executive offices)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 25, 2013 First Interstate BancSystem, Inc. (the “Registrant”) issued a press release announcing the declaration of a quarterly dividend to common shareholders of $0.14 per share, to be paid on August 15, 2013 to shareholders of record as of August 5, 2013. This is an increase of $0.01 per share, or 7.7%, from dividends paid to common shareholders on May 15, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 – Press Release dated July 25, 2013 announcing declaration of quarterly dividend to common shareholders.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2013

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer